SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No. 2 to
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2004 (May 28, 2004)

Cirilium Holdings, Inc.
______________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-18184	52-1507455
____________________________________	______________________________________	_____________________________________
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

625 N. Flagler Drive, Suite 605
West Palm Beach, FL	33401
______________________________	______________________
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 820-2444

_____________________________________________
(Former name or former address, if changes since last report)

The purpose of this Amendment No. 2 to the Current Report on Form 8-K, filed June 1, 2004, is to include the audited consolidated financial statements of Cirilium Holdings, Inc. and its subsidiaries for the fiscal year ended April 30, 2004. This report also includes amended and restated consulting and employment agreement, which were originally filed as Exhibits to the June 1, 2004 Current Report and Amendment No. 1 to the Current Report on Form 8-K, filed on June 2, 2004. The attached Exhibit 10.20 supercedes and replaces entirely the previously filed Exhibits 10.17 and 10.20 on June 2, 2004.

ITEM 4. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

Effective August 2, 2004, Cirilium Holdings, Inc., a Delaware corporation formerly known as SK Technologies Corporation (“Registrant” or the “Company”), engaged Berkovits, Lago & Company, LLP (“BL & Co”) to continue as the Company’s independent auditor after the reverse acquisition (“Acquisition”) was effected on May 28, 2004. As a consequence, the Company dismissed Chastang, Ferrrell, Sims & Eiserman, LLC (“Chastang”), the independent auditor for the privately-held Cirilium Holdings, Inc. and its subsidiaries (“Old Cirilium Holdings”) since September 2001.

The Acquisition was effected by a certain Share Exchange Agreement (“Agreement”) entered into on May 28, 2004, between the Registrant and Old Cirilium Holdings. Under the terms of the Agreement, SK Technologies Corporation issued 25,591,801 shares of its restricted common stock, in exchange for 100% of the shares of Old Cirilium Holdings’ common stock outstanding. As a result of this transaction, Old Cirilium Holdings became a subsidiary of the Registrant and the Registrant’s fiscal year end was changed to that of Old Cirilium Holdings, April 30th.

The change in control transaction is being accounted for as a reverse acquisition, whereby Old Cirilium Holdings is considered the “Accounting Acquirer” of the Registrant, SK Technologies Corporation (the “Legal Acquirer”). For accounting purposes, Old Cirilium Holdings is treated as the continuing reporting entity that acquired the Registrant, as if Cirilium Holdings were the legal successor to the Registrant’s reporting obligations as of the date of the Acquisition. Therefore, the following Audited Consolidated Financial Statements, included in this Amendment No. 2 to the Current Report on Form 8-K filed June 1, 2004, are those of Old Cirilium Holdings, Inc., the Accounting Acquirer (and the Legal Acquiree) in the transaction, prepared by Chastang for the period from inception (February 6, 2004) through the end of the fiscal year ended April 30, 2004. The Company’s next periodic filing in accordance with the Securities Exchange Act of 1934, as amended, will be a Form 10-QSB for the quarter ended July 31, 2004, to be filed on or before September 14, 2004. Historical reports filed by the Registrant after the Acquisition will be those of Old Cirilium Holdings, the continuing reporting entity.

Unless the same accountant reported on the most recent financial statements of both the registrant and the accounting acquirer, a reverse acquisition will result in a change in accountants, regardless of the fact that the registrant’s auditor may remain the same after the reverse acquisition. A Form 8-K filed in connection with a reverse acquisition should provide the disclosures required by S-K Item 304 for the change in independent accountants and treat the accountant that no longer will be associated with the registrant’s financial statements as the predecessor accountant.

2

Prior to execution of the Agreement, the Board of Directors of Old Cirilium Holdings voted unanimously to continue to engage the Registrant’s principal independent auditor, Berkovits, Lago & Company, LLP of Ft. Lauderdale, Florida, after the Acquisition, for the Registrant’s fiscal year ending April 30, 2005. Consequently, the Board of Directors of Old Cirilium Holdings voted to dismiss Chastang as the Company’s independent auditor after the change in control transaction and after Chastang’s completion of the audited financial statements for Old Cirilium Holdings for the fiscal year ended April 30, 2004. BL & Co. has been the principal independent auditor of the Registrant since 2000, and will continue such services to the Company, effective upon Chastang’s dismissal.

During the last two fiscal years ended April 30, 2003 and April 30, 2002 and through July 30, 2004, (i) there were no disagreements between the Company and Chastang on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Chastang would have caused Chastang to make reference to the matter in its reports on the Company’s financial statements, and (ii) Chastang’s reports did not contain an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles. During the last two most recent fiscal years ended April 30, 2003 and 2002 and through July 30, 2004, there were no reportable events as the term described in Item 304(a)(1)(iv) of Regulation S-B.

Since BL & Co was the independent auditor of the Registrant prior to the Acquisition, Old Cirilium Holdings did discuss the Acquisition with BL & Co. The discussions with BL & Co, however, were not a condition of the Acquisition or a condition of engaging BL & Co as the Registrant’s independent registered public accounting firm. Additionally, Old Cirilium Holdings has not consulted with BL & Co during the two most recent fiscal years and through July 30, 2004, regarding either:

1. The application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that BL & Co concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

2. Any matter that was either subject of disagreement or event, as defined in Item 304(a)(1)(iv)(A) of Regulation S-B and the related instruction to Item 304 of Regulation S-B, or a reportable event, as that term is explained in Item 304(a)(1)(iv)(A) of Regulation S-B.

3

The Registrant has provided Chastang with a copy of this Amendment No. 2 to the Current Report on Form 8-K filed June 1, 2004 and has requested Chastang to furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if not, to state the respects in which it does not agree with such statements. Chastang’s response letter, dated July 30, 2004, is filed as Exhibit 16.1 to this Current Report on Form 8-K/A.

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

Effective August 2, 2004, the Board of Directors of the Registrant appointed Timothy Simpson as the Company’s new President and Chief Operating Officer. Robert W. Pearce, the interim President since the May 28, 2004 change in control of the Company, resigned effective July 29, 2004. Mr. Pearce’s resignation was not related to any disagreement between himself and the Board of Directors and/or the Registrant with respect to the Registrant’s operations, policies or practices. Mr. Pearce remains on the Board of Directors of the Registrant, and will continue to advise Management on strategic issues. The Registrant issued a press release announcing this change on August 2, 2004, which is attached hereto as Exhibit 99.2.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Audited Financial Statements of Cirilium Holdings, Inc.

    4

CIRILIUM HOLDINGS, INC. AND SUBSIDIARIES

CONSOLIDATED FINANCIAL STATEMENTS

FOR THE PERIOD FROM INCEPTION
(FEBRUARY 6, 2004) TO
APRIL 30, 2004

CIRILIUM HOLDINGS, INC. AND SUBSIDIARIES

TABLE OF CONTENTS

Page

INDEPENDENT AUDITOR'S REPORT	1

CONSOLIDATED FINANCIAL STATEMENTS:

Consolidated balance sheet	2-3

Consolidated statement of operations	4

Consolidated statement of changes in stockholders' equity	5-6

Consolidated statement of cash flows	7-8

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	9-21

Independent Auditor's Report

The Board of Directors
Cirilium Holdings, Inc. and Subsidiaries
West Palm Beach, Florida

We have audited the accompanying consolidated balance sheet of Cirilium Holdings, Inc. and Subsidiaries as of April 30, 2004, and the related consolidated statements of operations, changes in stockholders’ equity and cash flows for the period from inception (February 6, 2004) to April 30, 2004. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Cirilium Holdings, Inc. and Subsidiaries as of April 30, 2004, and the results of its operations and its cash flows for the period from inception (February 6, 2004) to April 30, 2004, in conformity with accounting principles generally accepted in the United States of America.

July 9, 2004
Winter Park, Florida

F-1

CIRILIUM HOLDINGS, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEET
APRIL 30, 2004

ASSETS

Current assets:
Cash and cash equivalents (note 2)	$96,892
Accounts receivable (note 2)	28,419
Employee loan	10,000
Inventories (note 2)	211,599
Capital lease receivable (notes 2 and 8)	45,297

Total current assets	392,207

Property and equipment (note 2):
Telecommunication equipment	81,186
Computer equipment	2,261
Furniture, fixtures and office equipment	902

84,349
Less: accumulated depreciation	(24,157)

Net property and equipment	60,192

Other assets:
Capital lease receivable (notes 2 and 8)	38,561
Intangible asset - software, net (notes 2 and 3)	582,083
Goodwill (notes 2 and 3)	3,071,182
Deposits	13,550

Total other assets	3,705,376

Total assets	$4,157,775

The accompanying notes are an integral part of these consolidated financial statements.

F-2

CIRILIUM HOLDINGS, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEET
APRIL 30, 2004

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Accounts payable (note 11)	$231,788
Related party payable (note 7)	99,515
Note payable (notes 2 and 5)	423,334

Total current liabilities	754,637

Commitments and contingencies
(notes 1, 2, 3, 4, 11 and 13)	-

Stockholders' equity (notes 3, 9, 10, 11 and 13):
Common stock, $.0001 par, 30,000,000 shares authorized,
22,568,333 shares issued and outstanding	2,257
Additional paid-in capital	4,092,748
Additional paid-in capital - stock options	4,165
Common stock warrants	353,483
Accumulated deficit	(806,449)

3,646,204
Unearned stock compensation	(243,056)

Total stockholders' equity	3,403,148

Total liabilities and stockholders' equity	$4,157,785

The accompanying notes are an integral part of these consolidated financial statements.

F-3

CIRILIUM HOLDINGS, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE PERIOD FROM INCEPTION (FEBRUARY 6, 2004) TO
APRIL 30, 2004

Revenue (note 2):
Systems	$375,278
Other	25,443

Total revenue	400,721

Cost of sales:
Systems	76,922
Other	6,714

Total cost of sales	83,636

Gross profit	317,085

Operating expenses:
Salaries and wages	390,291
General and administrative expenses (notes 2, 4, 6, 11 and 13)	656,169
Depreciation and amortization (note 2)	77,074

Total operating expenses	1,123,534

Loss before income taxes	(806,449)

Income taxes (notes 2 and 12)	-

Net loss	$(806,449)

Loss per share (note 2):
Loss per share, basic and diluted	$(0.04)

Weighted average shares outstanding, basic and diluted	20,784,226

The accompanying notes are an integral part of these consolidated financial statements.

F-4

CIRILIUM HOLDINGS, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF CHANGES
IN STOCKHOLDERS' EQUITY
FOR THE PERIOD FROM INCEPTION (FEBRUARY 6, 2004) TO
APRIL 30, 2004

	Common Stock		Additional Paid-in	Additional Paid-in Capital -
	Shares	Amount	Capital	Stock Options

Balance at inception, February 6, 2004	-	$ -	$ -	$ -

Issuance of founding shareholder
common stock	14,000,000	1,400	-	-

Issuance of common stock for
Cirilium, Inc. acquisition (note 3)	6,000,000	600	2,999,400	-

Issuance of common stock for
Stitel, Inc. acquisition (note 3)	1,000,000	100	499,900	-

Issuance of common stock
to consultant (note 11)	500,000	50	249,950	-

Sale of common
stock (note 10)	1,068,333	107	343,498	-

Issuance of stock
options (notes 9 and 11)	-	-	-	4,165

Net loss	-	-	-	-

Balance, April 30, 2004	22,568,333	$ 2,257	$ 4,092,748	$ 4,165

The accompanying notes are an integral part of these consolidated financial statements.

F-5

CIRILIUM HOLDINGS, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF CHANGES
IN STOCKHOLDERS' EQUITY
FOR THE PERIOD FROM INCEPTION (FEBRUARY 6, 2004) TO
APRIL 30, 2004

	Common Stock Warrants	Unearned Stock Compensation	Accumulated Deficit	Total

Balance at inception, February 6, 2004	$ -	$ -	$ -	$ -

Issuance of founding shareholder
common stock	-	-	-	1,400

Issuance of common stock for
Cirilium, Inc. acquisition (note 3)	-	-	-	3,000,000

Issuance of common stock for
Stitel, Inc. acquisition (note 3)	-	-	-	500,000

Issuance of common stock
to consultant (note 11)	-	(243,056)	-	6,944

Sale of common
stock (note 10)	353,483	-	-	697,088

Issuance of stock
options (notes 9 and 11)	-	-	-	4,165

Net loss	-	-	(806,449)	(806,449)

Balance, April 30, 2004	$ 353,483	$ (243,056)	$ (806,449)	$ 3,403,148

The accompanying notes are an integral part of these consolidated financial statements.

F-6

CIRILIUM HOLDINGS, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF CASH FLOW
FOR THE PERIOD FROM INCEPTION (FEBRUARY 6, 2004) TO
APRIL 30, 2004

Cash flows from operating activities:
Net loss	$(806,449)
Adjustments to reconcile net loss to net cash
used in operating activities:
Depreciation and amortization	77,074
Stock based compensation	11,109
Changes in noncash assets and liabilities,
net of effects of noncash transactions:
Decrease in accounts receivable	29,460
Decrease in inventories	18,587
Decrease in advanced commissions	12,000
Increase in deposits	(5,660)
Increase in accounts and other payables	68,914

Net cash used in operating activities	(594,965)

Cash flows from investing activities:
Purchase of property and equipment	(1,602)
Cash received from purchase of subsidiary	2,960

Net cash provided by investing activities	1,358

Cash flows from financing activities:
Increase in related party payables	99,515
Principal payments on note payable	(211,666)
Proceeds received from issuance of common stock	802,650

Net cash provided by financing activities	690,499

Net increase in cash and cash equivalents	96,892

Cash and cash equivalents, beginning of period	-

Cash and cash equivalents, end of period	$96,892

Supplemental disclosures on cash flows:

Interest paid	$-

Income taxes paid	$-

The accompanying notes are an integral part of these consolidated financial statements.

F-7

CIRILIUM HOLDINGS, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF CASH FLOW (CONTINUED)
FOR THE PERIOD FROM INCEPTION (FEBRUARY 6, 2004) TO
APRIL 30, 2004

Supplemental disclosure of noncash transactions:

Cash	$2,960
Receivables	163,737
Inventory	230,186
Deposits	7,890
Fixed assets	82,747
Goodwill	2,571,182
Accounts payable	(58,702)

Total purchase price	$3,000,000

On February 10, 2004, the Company purchased certain intellectual property from Heritage Communications Corporation in exchange for a $635,000 note payable (see notes 3 and 5).

On March 15, 2004, the Company purchased 100% of the common stock of Stitel Systems, Inc. in exchange for 1,000,000 shares of the Company’s common stock (see note 3). The acquisition was accounted for under the purchase method of accounting. The allocation of the acquisition cost is as follows:

Goodwill	$500,000

Total purchase price	$500,000

The Company has agreements with two entities to pay a finders fee of six and one-half percent each for the sale of common stock (see note 11). In connection with the sale of common stock, the Company recorded $104,162 of these fees by reducing additional paid-in capital and recording an accounts payable at April 30, 2004.

The accompanying notes are an integral part of these consolidated financial statements.

F-8

CIRILIUM HOLDINGS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE PERIOD FROM INCEPTION (FEBRUARY 6, 2004) TO
APRIL 30, 2004

Note 1 - Organization and Basis of Presentation:

Organization

Cirilium Holdings, Inc. (the "Company" or the “Parent Company”) was incorporated in the State of Delaware on February 6, 2004. The Company develops and deploys Voice Over Internet Protocol systems to carriers, service providers and networked enterprises. The Company is located in Melbourne, Florida, with branches in Tempe, Arizona and West Palm Beach, Florida. See note 2 for a discussion of subsidiaries.

Principles of Consolidation

The consolidated financial statements of Cirilium Holdings, Inc. and Subsidiaries as of April 30, 2004, and for period from inception (February 6, 2004) to April 30, 2004, include the Company’s wholly-owned subsidiaries Cirilium, Inc. and Stitel Systems, Inc. All significant intercompany transactions are eliminated. The results of operations of the subsidiaries are included in the Company’s consolidated financial statements in accordance with accounting principles generally accepted in the United States of America.

Liquidity

The Company’s financial statements have been prepared on the basis that it is a going concern, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The Company is relying on obtaining additional capital and funds from future operations to satisfy the Company’s projected working capital and capital expenditure needs through April 30, 2005. The Company believes the capital and funds from future operations will be sufficient to allow the Company to continue as a going concern.

Note 2 - Summary of Significant Accounting Policies:

Cash and Cash Equivalents

For purposes of the consolidated statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

Accounts Receivable

Bad debts are recorded using the reserve method. At April 30, 2004, all accounts were deemed collectible and no allowance for doubtful accounts has been recorded.

Inventories

Inventories are stated at the lower of cost or market. Cost is determined using the first-in, first-out (FIFO) method.

F-9

CIRILIUM HOLDINGS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE PERIOD FROM INCEPTION (FEBRUARY 6, 2004) TO
APRIL 30, 2004

Note 2 - Summary of Significant Accounting Policies (Continued):

Property and Equipment

Telecommunication equipment, computer equipment and furniture, fixtures and office equipment are recorded at cost. Additions, improvements and expenditures that significantly extend the useful life of an asset are capitalized. Expenditures for repairs and maintenance are charged to operations as incurred. Depreciation is computed on the straight-line method, over useful lives ranging from 3 to 7 years. Depreciation expense for property and equipment was $24,157 for the period from inception (February 6, 2004) to April 30, 2004.

Leases

The Company leases equipment under sales-type and direct financing leases. Capital lease receivable is recorded at the net amount receivable. Interest income is recorded as earned.

Intangible Asset- Software

Intangible asset - software represents the unamortized cost of acquired software (see note 3) and is being amortized over a three year period on a straight-line basis. Amortization expense was $52,917 for the period since inception (February 6, 2004) to April 30, 2004 and accumulated amortization is $52,917 as of April 30, 2004.

Goodwill

The Company accounts for Goodwill in accordance with the Statement of Financial Accounting (SFAS) No. 142, “Goodwill and Other Intangible Assets”. Consequently, management does not amortize goodwill and will assess whether there has been any permanent impairment in the value of goodwill at each balance sheet date. Management does not believe any impairment exists as of April 30, 2004.

Loss Per Share

Basic and diluted loss per share is calculated by dividing net loss by the weighted average common shares outstanding. The exercise of options and warrants have been excluded from the calculation of diluted loss per share since the Company has a net loss and the effect of these potential shares on loss per share is anti-dilutive.

Accounting for Stock-Based Compensation

The Company currently accounts for such transactions under Accounting Principles Board Opinion No. 25 and has elected not to change its method of accounting for the issuance of stock options and other equity instruments to the fair value method.

F-10

CIRILIUM HOLDINGS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE PERIOD FROM INCEPTION (FEBRUARY 6, 2004) TO
APRIL 30, 2004

Note 2 - Summary of Significant Accounting Policies (Continued):

Income Taxes

Deferred taxes are recorded for the future tax consequences of events that have been recognized in the financial statements or tax returns, based upon enacted tax laws and rates. Deferred tax assets are recognized subject to management's judgment that realization is more likely than not. The temporary differences between the basis used for tax reporting and financial statement reporting purposes include property and equipment, certain stock based compensation and amortization of software costs.

Employee Retirement Benefits

The Company has a Savings Incentive Match Plan for Employees as described in Section 408(p) of the Internal Revenue Code of 1986. Employees may contribute up to $9,000 of their salary to the plan and the Company makes a matching contribution, up to 3% of compensation. Profit sharing expense was $732 for the period from inception (February 6, 2004) to April 30, 2004, and is included in general and administrative expenses in the accompanying consolidated statement of operations.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Concentrations

Financial instruments that potentially subject the Company to concentrations of credit risk include accounts receivable and capital lease receivable. As of April 30, 2004, the Company had outstanding receivable balances due from four customers, which constituted approximately 93% of the net accounts receivable balance. For the period from inception (February 6, 2004) to April 30, 2004, the Company recognized approximately 66% of its revenue from one customer.

Financial Instruments

The Company grants credit to customers in the U.S. Financial instruments subject to credit risk include accounts receivable and capital lease receivable. Consequently, the Company's ability to collect the amounts due from customers may be affected by economic fluctuations in the U.S.

F-11

CIRILIUM HOLDINGS, INC. AND SUBSIDIARIES NOTES TO CONSOLIDATED FINANCIAL STATEMENTS FOR THE PERIOD FROM INCEPTION (FEBRUARY 6, 2004) TO APRIL 30, 2004
Note 2 - Summary of Significant Accounting Policies (Continued):

Fair Values of Financial Instruments

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash and cash equivalents, capital lease receivable and note payable: The carrying amounts reported in the balance sheet approximate fair values because of the short maturities of those instruments and rates available for similar instruments.

Note 3 - Acquisitions:

On February 10, 2004, the Company purchased 100% of the common stock of Cirilium, Inc. in exchange for 6,000,000 shares of restricted and unregistered common stock. The Company valued the shares issued in connection with the acquisition at $.50 per share, based on the fair market value of the common stock.

On February 10, 2004, the Company purchased certain intellectual property consisting of certain computer software programs, the copyrights therein and the common law trademarks from Heritage Communications Corporation. The Company paid $635,000 in the form of a note payable (see note 5).

On March 15, 2004, the Company purchased 100% of the common stock of Stitel Systems, Inc. in exchange for 1,000,000 shares of restricted and unregistered common stock. In addition, the Company may pay up to an additional 1,000,000 shares of restricted and unregistered common stock, payable over the next three years, upon Stitel Systems, Inc. reaching certain performance goals, as defined. The Company valued the shares issued in connection with the acquisition at $.50 per share, based on the fair market value of the common stock.

The Company accounted for the above acquisitions under the purchase method of accounting. The results of operations from the date of acquisition to April 30, 2004, for the above entities acquired have been included in the statement of operations.

As a result of the above acquisitions of Cirilium, Inc. and Stitel Systems, Inc. the Company recorded $3,071,182 in goodwill.

F-12

CIRILIUM HOLDINGS, INC. AND SUBSIDIARIES NOTES TO CONSOLIDATED FINANCIAL STATEMENTS FOR THE PERIOD FROM INCEPTION (FEBRUARY 6, 2004) TO APRIL 30, 2004
Note 4 - Lease Obligations:

Operating Leases

The Company leases office space in Tempe, Arizona under an operating lease and expires in October 2005. Monthly rent is $4,847 and $4,960 for the twelve month periods ending October 31, 2004 and 2005, respectively. Rent expense under this operating lease amounted to $9,694 for the period from inception (February 6, 2004) to April 30, 2004, and is included in general and administrative expenses in the accompanying consolidated statement of operations.

The Company rents office space under a lease agreement in Melbourne, Florida. Monthly rent for this lease is $4,287 plus applicable sales tax. The monthly rental is subject to annual increases based on the Consumer Price Index. The lease expires in December 2008. The lease has an option to extend the term for an additional five years under the same terms and conditions. Annual rent expense under this operating lease amounted to $8,830 for the period from inception (February 6, 2004) to April 30, 2004, and is included in general and administrative expenses in the accompanying consolidated statement of operations.

The following is a schedule by years of future minimum rentals under noncancelable operating leases with terms in excess of one year for years subsequent to April 30, 2004:

Year ending April 30,
2005	$110,278
2006	81,196
2007	51,438
2008	51,438
Thereafter	34,292

$328,642

Note 5 - Note Payable:

On February 10, 2004, the Company entered into a note payable with Heritage Communications Corporation in conjunction with the purchase of certain intellectual property. Principal payments of $211,667 are due monthly beginning on March 10, 2004. The note matures in May 2004. Interest at 10% per annum accrues only if the principal payments are not paid on time. No such interest was incurred or accrued as of April 30, 2004. The note is guaranteed by Royal Palm Capital Group, a related party through common ownership.

F-13

CIRILIUM HOLDINGS, INC. AND SUBSIDIARIES NOTES TO CONSOLIDATED FINANCIAL STATEMENTS FOR THE PERIOD FROM INCEPTION (FEBRUARY 6, 2004) TO APRIL 30, 2004
Note 6 - Advertising Costs:

Advertising costs are expensed as incurred. Advertising costs totaled $19,425 for the period from inception (February 6, 2004) to April 30, 2004, and are included in general and administrative expenses in accompanying consolidated statement of operations.

Note 7 - Related Party Transactions:

At April 30, 2004, the Company owed $99,515 to a related party through common ownership for advances to fund operations.

Note 8 - Capital Lease Receivable:

The following is a schedule by year of future minimum lease payments to be received for years subsequent to April 30, 2004:

Year ending April 30,
2005	$61,439
2006	38,561

100,000
Less: unearned interest revenue	(16,142)

Net investment in sales-type lease	83,858
Less: current maturities	(45,297)

Long-term capital lease receivable	$38,561

Note 9 - Stock Options:

On March 19, 2004, the Company granted 300,000 shares of stock options (see note 13) to an executive of the Company in conjunction with an employment agreement. The stock options have an exercise price of $.0001. The options vest ratably over a three year period. If the employment agreement is terminated, the employee will receive options in an amount pro rata with that portion of the year in which the employee performed services for the Company pursuant to the agreement at the end of the relevant twelve month period.

F-14

CIRILIUM HOLDINGS, INC. AND SUBSIDIARIES NOTES TO CONSOLIDATED FINANCIAL STATEMENTS FOR THE PERIOD FROM INCEPTION (FEBRUARY 6, 2004) TO APRIL 30, 2004
Note 9 - Stock Options (Continued):

The following table summarizes activity of the stock option plan for period from inception (February 6, 2004) to April 30, 2004:

	Options	Number of	Weighted
	Available for	Shares Under	Average
	Future Grant	Option	Option Price

Balance, February 6, 2004	-	-
Options granted	-	300,000	$0.0001

Balance, April 30, 2004	-	300,000

At April 30, 2004, the 300,000 options outstanding are summarized in the following table:

		Weighted	Weighted
	Range of Exercise	Average Exercise	Average Remaining
Option Shares	Prices	Price	Life

300,000	$ 0.0001	$ 0.0001	35 months

Options granted vest ratably over a three-year period. As of April 30, 2004, 8,333 options were vested and exercisable. These options are summarized below:

		Weighted	Weighted
	Range of Exercise	Average Exercise	Average Remaining
Option Shares	Prices	Price	Life

8,333	$ 0.0001	$ 0.0001	35 months

F-15

CIRILIUM HOLDINGS, INC. AND SUBSIDIARIES NOTES TO CONSOLIDATED FINANCIAL STATEMENTS FOR THE PERIOD FROM INCEPTION (FEBRUARY 6, 2004) TO APRIL 30, 2004
Note 9 - Stock Options (Continued):

The Company applies the disclosure-only provision of Statement of Financial Accounting Standards No. 123, Accounting for Stock Based Compensation (“SFAS No. 123”) but applies Accounting Principles Board Opinion No. 25 (“APB 25”) and related interpretations to measure compensation for options issued. The fair market value of the common stock at the time of grant was $.50. Accordingly, compensation expense of $4,165 has been recognized for stock options granted. Total compensation cost to be recognized related to these options under APB 25 will be $149,970. On May 20, 2004, the Company adopted a stock incentive plan (see note 13).

Had compensation cost for stock-based compensation been determined based on the fair value at the grant date consistent with the method of SFAS No. 123, the Company’s net loss and loss per share for the period from inception (February 6, 2004) to April 30, 2004, would not have changed.

Note 10 - Warrants:

In connection with the sale of 1,068,333 shares of the Company’s common stock, the Company issued one-half warrant per share of common stock sold or approximately 534,167 warrants. The warrants grant the holders the right to purchase one share of the Company’s common stock for $1.50 at will. The warrants have a mandatory call feature, such that, when the closing bid price of the common stock of the Company exceeds $1.50 per share for ten consecutive trading days, the Company has the right to call these warrants at a price of $1.00 per share. The Company may not exercise the call feature unless a registration statement registering the common stock purchasable upon exercise of the warrants has been declared effective at least twenty trading days earlier and is effective fr om the date of delivery of the call notice until ten business days later. If the warrants are not tendered to the Company within ten business days following the date the Company issues the call, the warrants will expire on the following calendar day. These warrants automatically expire March 31, 2009. In connection with these warrants, the Company recorded $267,083 in additional paid-in capital-warrants as of April 30, 2004.

The fair value of the warrants granted for the above stock is estimated at the date of grant utilizing the Black Scholes pricing model to be $.50 per whole warrant using the following assumptions:

Expected dividend	0%
Risk-free interest rate	2.79%
Expected volatility	100%
Term (in years)	5

On March 15, 2004, the Company entered into a Finders Fee Agreement that obligates the Company to issue 20,000 warrants for each $100,000 of capital raised by an entity (see note 11). The warrants grant the holder the right to purchase one share of the Company’s common stock for $1.00 at will. The warrants have a mandatory call feature, such that, when the closing bid price of the common stock of the

F-16

CIRILIUM HOLDINGS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE PERIOD FROM INCEPTION (FEBRUARY 6, 2004) TO
APRIL 30, 2004

Note 10 - Warrants (Continued):

Company exceeds $1.50 per share for ten consecutive trading days, the Company has the right to call these warrants at a price of $.01 per share. The Company may not exercise the call feature unless a registration statement registering the common stock purchasable upon exercise of the warrants has been declared effective at least twenty trading days earlier and is effective from the date of delivery of the call notice until ten business days later. If the warrants are not tendered to the Company within ten business days following the date the Company issues the call, the warrants will expire on the following calendar day. These warrants automatically expire March 31, 2009. In connection with the above agreement, the Company recorded $86,400 in additional paid-in capital-warrants as of April 30, 2004.

The fair value of the warrants granted under the Finders Fee Agreement is estimated at the date of grant utilizing the Black Scholes pricing model to be $.54 per whole warrant using the following assumptions:

Expected dividend	0%
Risk-free interest rate	2.79%
Expected volatility	100%
Term (in years)	5%

The warrants issued under the Finders Fee Agreement also contain a cash-less exercise option in which the holder shall be entitled to receive a certificate for the number of warrants equivalent to a number of common shares, as defined.

As of April 30, 2004, no warrants have been exercised.

Note 11 - Employment, Consulting and Finders Fee Agreements:

On March 15, 2004, the Company entered into Finders Fee Agreements with two entities. The agreements entitle both entities to receive a fee of six and one-half percent of the amount of capital raised. In addition, one agreement also entitles the entity to 20,000 warrants for each $100,000 of capital raised (see note 10). As a result of these agreements and the capital raised as of April 30, 2004, the Company recorded a finders fee payable of $104,162, included in accounts payable in the accompanying balance sheet at April 30, 2004, and as a reduction of paid-in capital. In addition, the Company recorded $86,400 in additional paid-in capital-warrants. As a result of capital raised under these agreements through May 28, 2004, the number and value of the warrants to be issued under these agreements totaled 538,800 warrants with a value of $290,952. The total amount o f finders fees to be paid for stock issuance costs through May 28, 2004, totaled $350,220.

F-17

CIRILIUM HOLDINGS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE PERIOD FROM INCEPTION (FEBRUARY 6, 2004) TO
APRIL 30, 2004

Note 11 - Employment, Consulting and Finders Fee Agreements (Continued):

On March 19, 2004, the Company entered into a three year employment and severance agreement with the Chairman of the Board with an annual compensation of $100,000. The severance agreement provides, among other things, that in the event of termination of the agreement by the Company without cause, the Chairman of the Board is entitled to receive base compensation for the following twelve month period. In addition, the employment agreement the Chairman of the Board is entitled to receive compensation in the form of options to purchase 300,000 shares of restricted and unregistered common stock in the Company (see note 9).

On April 1, 2004, the Company entered into a three year consulting agreement with a company to assist in strategic developments, asset management, customer development operations and all aspects of the Company as directed by the Company. The agreement calls for annual consideration of $84,000. In addition, the agreement provides for an individual to perform the duties of Chief Executive Officer. As consideration for these services, the Company issued the individual a one time stock award of 500,000 shares of restricted and unregistered common stock. As a result, the Company recorded consulting expense of $6,944 for the period since inception (February 6, 2004) to April 30, 2004, and is included in general and administrative expenses in the accompanying consolidated statement of operations and has recorded unearned stock compensation of $243,056, which will be reco gnized ratably over the three-year term of the agreement, and is recorded as unearned stock compensation on the accompanying balance sheet.

Note 12 - Income Taxes:

Deferred income tax assets (liabilities) result from the following temporary differences:

Current:
Net operating loss carryfoward	$ 416,324
Accrued stock option compensation	1,566
Long-term:
Unearned stock compensation	(91,389)
Depreciation and amortization	(23,251)

Net deferred tax asset before valuation allowance	303,250
Valuation allowance	(303,250)

Total	$-

For financial statement purposes, no tax benefit has been reported in fiscal 2004 because realization of the tax benefits is uncertain. Accordingly, a valuation allowance has been established for the full amount of the net deferred tax asset.

F-18

CIRILIUM HOLDINGS, INC. AND SUBSIDIARIES NOTES TO CONSOLIDATED FINANCIAL STATEMENTS FOR THE PERIOD FROM INCEPTION (FEBRUARY 6, 2004) TO APRIL 30, 2004
Note 12 - Income Taxes (Continued):

Deferred income tax items result from temporary differences in depreciation and amortization, accrued stock option compensation and unearned stock compensation recognized for book and tax purposes and from future utilization of net operating losses generated. Federal and state income tax loss carryforwards of approximately $1,107,000 are available to offset future Federal and state taxable income. These tax loss carryforwards begin expiring in 2024.

The utilization of the net operating loss carryforward is dependent upon the Company’s ability to generate sufficient taxable income during the carryforward period.

Note 13 - Subsequent Events:

On May 1, 2004, the Company entered into an Advisory Agreement with an entity to provide advice and assistance to Company in its effecting the purchase of businesses and assets relative to its business and growth strategy, resolution of outstanding debt and obligations of the Company, preparation of registration statements, the introduction of the Company to brokers and dealers, potential investors, public relations firms and consultants and others that may assist the Company in its plans and future development. The Advisory Agreement has an initial term of one year (the “Primary Term”) and will automatically be extended on an annual basis unless it is terminated by either party in writing at least thirty days prior to the end of the Primary Term or any subsequent extension period. The advisory agreement calls for the Company to pay an advisor fee of 150 ,000 options to purchase capital shares of the Company at $2 per share for three years.

On May 3, 2004, the Company entered into a three year consulting agreement with an individual with an annual compensation amount of $102,000. The consultant is to assist the Company in strategic developments, asset management, customer development, operations and all aspects of the Company as directed by the Board of Directors. In addition, the employment agreement grants the consultant 150,000 stock options with an exercise price of $.0001. These options vest ratably over the three year agreement. Should the consulting contract be terminated, the consultant will receive stock options in an amount pro rata with that portion of the year in which the consultant performed services for the Company and shall receive the stock options at the end of the relevant twelve month period as if the agreement had not been terminated.

On May 24, 2004, the Company entered into a three year employment and severance agreement with the President of the Company, with an annual compensation amount of $50,000. The severance agreement provides, among other things, that in the event of termination of the agreement by the Company without cause, the President is entitled to receive base compensation for the following twelve month period. In addition, the employment agreement grants the employee 200,000 stock options with an exercise price of $.0001. These options vest ratably over the three year agreement. Should the employment contract be terminated, the employee will receive stock options in an amount pro rata with that portion of the year in which the employee performed services for the Company and shall receive the stock options at the end of the relevant twelve month period as if the agreement had no t been terminated.

F-19

CIRILIUM HOLDINGS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE PERIOD FROM INCEPTION (FEBRUARY 6, 2004) TO
APRIL 30, 2004

Note 13 - Subsequent Events (Continued):

On May 20, 2004, the Company adopted a Stock Incentive Plan (the “SIP”) to attract, retain and motivate officers, directors, employees and consultants. The SIP will be administered by a committee appointed by the Company’s board of directors. Total shares of common stock which may be delivered pursuant to awards granted under the SIP through the Company’s fiscal 2004 year end shall not exceed three million shares and awards granted in each year thereafter shall not exceed ten percent of the issued and outstanding shares of the Company’s common stock, as defined.

Subsequent to year end, in addition to the stock options disclosed as granted above, the Company granted approximately 1,850,000 stock options to employees and consultants of the Company. The stock options have an exercise price of $.0001 and vest ratably over a three year period.

Subsequent to year end and before May 28, 2004, the Company sold an additional 2,817,466 shares of common stock and received $2,113,110 in proceeds. These shares of common stock included a one-half warrant under the same terms as described in note 10.

On May 28, 2004, SK Technologies Corporation (“SK”), the Company and the individual holders (the “Holders”) of the outstanding capital stock of the Company consummated a reverse acquisition pursuant to an Agreement for the Exchange of Common Stock (the “Agreement”). Pursuant to this Agreement, the Company and the Holders tendered to SK all issued and outstanding shares of common stock of the Company in exchange for 25,591,801 shares of restricted and unrestricted shares of common stock of SK. SK is a publicly held entity. Total issued and outstanding common stock after effecting the Agreement for
SK was 30,788,483. This resulted in the Company becoming a wholly-owned subsidiary of SK as of the date of the Agreement. Prior to April 30, 2004, the Company paid $350,000 for non-refundable legal services relating to this transaction. This amount is included in general and administrative expenses in the accompanying consolidated statement of operations.

On May 28, 2004, the Company entered into a one year underwriting agreement to assist the Company in the proposed public offering of equity securities. In exchange for services provided, the Company will pay a fee of ten percent of the gross proceeds and a non-accountable expense allowance equal to three percent of the gross proceeds. In addition, the Company is required to issue and sell to the underwriter five year warrants to purchase such number of shares of securities as shall equal ten percent of the number of securities being underwritten at a price of $.0001 per warrant. These warrants will be exercisable at any time during a period of five years commencing at the beginning of the second year after their issuance and sale at a price equaling 120% of the initial public offering price of the securities.

On June 1, 2004, the Company entered into a Consulting Agreement with an entity to provide consulting services for the Company in Europe and introduce the Company to its contacts. The consultant will be paid $6,000 per month. The agreement will be active for twelve months and thereafter it will be automatically renewed on a month to month basis.

F-20

CIRILIUM HOLDINGS, INC. AND SUBSIDIARIES NOTES TO CONSOLIDATED FINANCIAL STATEMENTS FOR THE PERIOD FROM INCEPTION (FEBRUARY 6, 2004) TO APRIL 30, 2004
Note 13 - Subsequent Events (Continued):

On July 6, 2004, the Company entered into a Consulting Agreement with an entity to provide corporate advisory and consulting services. The consultant will be paid $3,000 per month for a term of six months and ten percent of the gross proceeds resulting from any sale, merger or acquisition, which takes place with the candidates introduced to the Company by the consultant.

F-21

(c)          Exhibits.

Exhibit No.		Description

10.20	*	Dissolution of Employment Agreement and Restatement of Consulting Agreement between Cirilium Holdings, Inc. and LeeWard Enterprises CTI, Inc., effective April 1, 2004.

10.23	*	Advisory Agreement between Cirilium Holdings, Inc. and The Blackmor Group, dated May 1, 2004.

10.24	*	Cirilium Holdings, Inc. 2004 Stock Incentive Plan.

10.25	*	Stock Option Award Agreement for Gerald C. Parker, effective March 19, 2004.

10.26	*	Stock Option Award Agreement for Donald E. Lees, effective April 1, 2004.

10.27	*	Stock Option Award Agreement for Robert W. Pearce, effective May 24, 2004.

10.28	*	Stock Option Award Agreement for Timothy Simpson, effective May 3, 2004.

16.1	*	Letter from Chastang, Ferrell, Sims & Eiserman, LLP, dated July 30,
2004, regarding their dismissal as the Company’s independent auditors.
99.2	*	Press Release dated August 2, 2004 announcing the appointment of a new President and Chief Operating Officer of Cirilium Holdings, Inc.

_________
*		Filed Herewith

5

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

-----------------------------

Cirilium Holdings, Inc.
__________________________ (Registrant)
Date: August 6, 2004

By:	/s/ Gerald C. Parker

Gerald C. Parker, Chairman

By:	/s/ Donald E. Lees

Donald E. Lees, Chief Executive Officer and Director

By:	/s/ Robert W. Pearce

Robert W. Pearce, Director

By:	/s/ Timothy Simpson

Timothy Simpson, President and Chief Operating Officer

6